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LORD ABBETT                                                   [LORD ABBETT LOGO]

                                      2001
                                     ANNUAL
                                     REPORT

                               Lord Abbett
                               Global Equity Fund
                               Global Income Fund







FOR THE YEAR ENDED DECEMBER 31, 2001

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LORD ABBETT GLOBAL FUND ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31, 2001

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of Lord Abbett Global Fund's strategies and performance for the fiscal year ended December 31, 2001. On this and the following pages, we discuss the factors that influenced performance. As you may notice, we have reformatted our Shareholder Reports. By producing these reports in a more efficient manner, we anticipate this will save money for our shareholders.

Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

                                                        BEST REGARDS,

                                                        /s/ Robert S. Dow

                                                        ROBERT S. DOW
                                                        CHAIRMAN

                                                                               1
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--------------------------------------------------------------------------------

LORD ABBETT GLOBAL EQUITY
FUND
FOR THE YEAR ENDED DECEMBER 31, 2001

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED DECEMBER 31, 2001?

A: For the year ended December 31, 2001, Lord Abbett Global Equity Fund (the "Fund") returned -22.80%(1), underperforming its benchmark, the MSCI World Index(2) (the "Index"), which returned -16.52%. Please refer to page 4 for standardized returns.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: During the last twelve months, the Fund's relative performance was hurt by its technology and telecommunications holdings, principally in Europe. These companies experienced an unexpectedly sharp drop-off in demand and stock prices fell on downward earnings revisions. Offsetting this decline was the Fund's defensive holdings in the U.S. and the U.K. across the energy, utility, and consumer staples sectors, as investors took refuge in the stocks of companies with more predictable earnings growth. Also contributing to performance was strong stock selection in the consumer discretionary and industrial sectors, two areas where the Fund was overweight relative to the Index. Stock selection in the information technology sector was positive, but the Fund's underweighting in the sector ultimately hurt its performance. Additionally, returns were poor for companies in the healthcare sector. Geographically, strong stock selection in the U.S. and an underweighting in Japan added to the Fund's return.(3)

Q: PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS FOR THE REPORTING PERIOD.

A: The negative trend in global stock market indices that began in 2000 continued into 2001, exacerbated by what turned out to be a synchronized global slowdown among most developed countries and by the terrorist attacks in the U.S. in September. The former prompted decisive corrective action among Central Banks in the U.S., the U.K. and Continental Europe during the period. At the fiscal year-end, though, these stimulative actions had yet to have much effect on world Gross Domestic Product (GDP) levels. Consumer confidence remained weak, and capital spending was muted. Technology budgets were cut after several years of robust spending, and technology shares were among the worst performers globally during the year. There were some bright spots, notably consumer spending in the U.S. and the U.K. Retailing and housing-related stocks did well in both countries. Japan was mired in its third recession in ten years, and structural reforms for the banking industry, among others, stalled out. While the broad U.S. and U.K. equity markets held up relatively well, Japan was one of the worst performers among the major markets.

2
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--------------------------------------------------------------------------------

Equity markets in general, and the technology sector in particular, staged a rebound in late September following a sharp drop in share prices post the attacks in the U.S. on September 11. There was some feeling that the interest rate cuts earlier in the year had begun to have a positive effect on the economic situation, and that the worst of company earnings downgrades were behind us. The rebound has continued into the new fiscal year, although stocks are beginning to look expensive unless company earnings improve and real economic strength materializes.


Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?

A: At some point in the next year, the U.S. will likely lead the way out of what has turned out to be a synchronized global economic downturn. As more signs of recovery are seen, we anticipate that world equity markets will respond positively. Earnings disappointments and attendant share price volatility are probable in the meantime, particularly outside the U.S.

Q: HOW IS THE FUND BEING POSITIONED BASED ON THAT OUTLOOK?

A: This volatility will give us the opportunity to reduce holdings in sectors and countries that are more defensive (the U.K., Consumer Staples, Utilities), and replace them with more economically sensitive stocks whose earnings should improve into 2003.

(1) Reflects the percent change in net asset value for Class A shares for the year ended December 31, 2001.

(2) The MSCI World Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australasia, New Zealand and the Far East, comprising approximately 1482 securities, with values expressed in U.S. dollars. The Index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

(3) The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

A NOTE ABOUT RISK: The Fund invests substantially in foreign stocks which tend to be more volatile than U.S. stocks. Also, investments in foreign and derivative securities that the Fund may make present increased market, liquidity, currency, political, information and other risks. These factors can affect Fund performance.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the current Prospectus.

                                                                               3
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GLOBAL EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International World Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                  THE FUND (CLASS A SHARES)        THE FUND (CLASS A SHARES)         MORGAN STANLEY CAPITAL
                      AT NET ASSET VALUE         AT MAXIMUM  OFFERING PRICE(1)    INTERNATIONAL WORLD INDEX(2)
December 31, 91         $   10,000                        $    9,425                      $   10,000
'92                     $    9,826                        $    9,261                      $    9,534
'93                     $   12,389                        $   11,676                      $   11,739
'94                     $   12,375                        $   11,663                      $   12,394
'95                     $   13,512                        $   12,735                      $   15,037
'96                     $   14,643                        $   13,801                      $   17,142
'97                     $   15,813                        $   14,904                      $   19,924
'98                     $   17,247                        $   16,256                      $   24,865
'99                     $   19,381                        $   18,267                      $   31,166
'00                     $   20,307                        $   19,140                      $   27,139
'01                     $   15,677                        $   14,776                      $   22,656

                             FISCAL YEAR-END 12/31
               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING DECEMBER 31, 2001

                  1 YEAR    5 YEARS  10 YEARS   LIFE OF FUND
------------------------------------------------------------
CLASS A(3)        -27.23%    0.17%     3.98%       --
------------------------------------------------------------
CLASS B(4)        -27.15%    0.37%      --        1.31%
------------------------------------------------------------
CLASS C(5)        -24.09%    0.72%      --        1.51%
------------------------------------------------------------

(1)  Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance.

(3) Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all distributions reinvested for the periods shown ending December 31, 2001 using the SEC-required uniform method to compute such return. The Class A shares were first offered on September 30, 1988.

(4) The Class B shares were first offered on August 1, 1996. Performance reflects the deduction of a CDSC of 5% for 1 year, 1% for 5 years and 0% for the life of the class.

(5) The Class C shares were first offered on July 15, 1996. Performance reflects the deduction of a CDSC of 1% for 1 year, 0% for 5 years and life of the class.

SCHEDULE OF INVESTMENTS
GLOBAL EQUITY FUND DECEMBER 31, 2001

                                            U.S. $
                                            VALUE
INVESTMENTS                       SHARES    (000)
-------------------------------------------------------
COMMON STOCKS 95.16%
AUSTRALIA 4.52%
BRAMBLES INDUSTRIES LTD.         132,119   $    703
COMMONWEALTH BANK
OF AUSTRALIA                      54,388        833
SOUTHCORP LTD.                   232,400        898
                                           --------
TOTAL                                         2,434
                                           --------
FINLAND 1.56%
NOKIA OYJ                         32,695        842
                                           --------
FRANCE 3.56%
ALTRAN TECHNOLOGIES S.A.          13,900        627
CASINO GUICHARD PERRACHON          8,189        631
VIVENDI UNIVERSAL S.A.            12,000        656
                                           --------
TOTAL                                         1,914
                                           --------
GERMANY 1.06%
MLP AG                             7,800        572
                                           --------
IRELAND 2.99%
ALPHYRA GROUP PLC*               126,600        422
ELAN CORP. PLC*                   12,300        569
IRISH LIFE & PERMANENT PLC        61,140        620
                                           --------
TOTAL                                         1,611
                                           --------
ITALY 3.71%
ASSICURAZIONI GENERALI S.P.A.     24,300        674
BULGARI S.P.A.                    70,000        543
ENI S.P.A.                        62,100        778
                                           --------
TOTAL                                         1,995
                                           --------
JAPAN 5.08%
CANON, INC.                       19,100        658
MITSUBISHI ESTATE CO. LTD.        49,400        362
NINTENDO CO. LTD.                  4,000        701
NTT DOCOMO, INC.                      42        494
TOYOTA MOTOR CORP.                20,600        522
                                           --------
TOTAL                                         2,737
                                           --------
NORWAY 1.58%
GJENSIDIGE NOR SPAREBANK          28,045   $    849
                                           --------
SPAIN 2.38%
BANCO SANTANDER
CENTRAL HISPANO S.A.              79,000        661
TELEFONICA S.A.*                  46,450        621
                                           --------
TOTAL                                         1,282
                                           --------
SWITZERLAND 1.21%
JULIUS BAER HOLDING LTD. AG
Class B                            1,925        649
                                           --------
UNITED KINGDOM 13.91%
BP PLC                            89,000        691
BRITISH SKY BROADCASTING
GROUP PLC*                        56,000        616
COMPASS GROUP PLC                 93,200        698
DIAGEO PLC                        73,100        834
GLAXOSMITHKLINE PLC*              25,630        642
JARVIS PLC                       102,300        811
RECKITT BENCKISER PLC             58,550        851
ROYAL BANK OF SCOTLAND
GROUP PLC                         34,000        826
SMITH & NEPHEW PLC*              115,500        697
VODAFONE GROUP PLC               315,400        824
                                           --------
TOTAL                                         7,490
                                           --------


UNITED STATES 53.60%
ADVANCEPCS*                       20,600        605
AMERICAN INT'L. GROUP, INC         9,600        762
AMGEN, INC.*                      11,600        655
AOL TIME WARNER, INC.*            16,700        536
BAXTER INT'L., INC.               17,600        944
BELLSOUTH CORP.                   18,800        717
CARDINAL HEALTH, INC.             12,150        786
CHEVRONTEXACO CORP.                8,500        762
CITIGROUP, INC.                   14,700        742

                       SEE NOTES TO FINANCIAL STATEMENTS.                      5

GLOBAL EQUITY FUND DECEMBER 31, 2001

                                            U.S. $
                                            VALUE
INVESTMENTS                       SHARES    (000)
-------------------------------------------------------
CLEAR CHANNEL
COMMUNICATIONS, INC.*             11,500   $    585
COMPUTER
ASSOCIATES INT'L., INC.           22,000        759
CONCORD EFS, INC.*                28,500        934
DELL COMPUTER CORP.*              25,600        696
EBAY, INC.*                       11,580        775
ENTERGY CORP.                     19,800        774
EXXON MOBIL CORP.                 18,500        727
FEDERAL HOME LOAN
MORTGAGE CORP.                    10,000        654
FIFTH THIRD BANCORP               11,850        730
FIRST DATA CORP.                  10,600        832
FORTUNE BRANDS, INC.              22,500        891
GANNETT CO., INC.                 11,000        740
GENERAL ELECTRIC CO.              17,000        681
ILLINOIS TOOL WORKS, INC.         12,200        826
INTEL CORP.                       31,100        978
INTERNATIONAL BUSINESS
MACHINES CO.                       7,650        925
INTIMATE BRANDS, INC.             56,000        832
ITT INDUSTRIES, INC.              19,700        995
MICROSOFT CORP.*                  12,600        835
PFIZER, INC.                      19,600        781
PHILIP MORRIS, INC.               15,000        688
TARGET CORP.                      20,000        821
TRIBUNE CO.                       19,100        715
USA NETWORKS, INC.*               28,000        765
V.F. CORP.                        16,700   $    651
WACHOVIA CORP.                    21,400        671
WAL-MART STORES, INC.             12,600        725
XCEL ENERGY, INC.                 24,800        688
                                           --------
TOTAL                                        28,863
                                           --------
TOTAL COMMON STOCKS
(Cost $51,153,715)                           51,238
                                           ========

                                 PRINCIPAL
                                  AMOUNT
                                 IN LOCAL
                                 CURRENCY
                                 ---------
FOREIGN BOND 0.03%

UNITED KINGDOM 0.03%

BRITISH AEROSPACE 7.45%
due 11/29/2003
(Cost $12,225)         GBP         20,314        14
                                           --------
SHORT-TERM INVESTMENT 0.06%

DISCOUNT NOTE 0.06%
FEDERAL HOME LOAN MORTGAGE
CORP. 1.45% due 1/2/2002
(Cost $33,998)          USD        34,000        34
TOTAL INVESTMENTS 95.25%                   --------
(Cost $51,199,938)                          $51,286
                                           ========
*  Non-income producing security
GBP British Pound
USD U.S. Dollar

6                                            SEE NOTES TO FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------

LORD ABBETT GLOBAL
INCOME FUND

FOR THE YEAR ENDED DECEMBER 31, 2001

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2001?

A: For the year ended December 31, 2001, Lord Abbett Global Income Fund (the "Fund") returned 1.87%,(1) outperforming its benchmark, the Lehman Global Aggregate Index(2) (the "Index"), which returned 1.57% in the same period. Please refer to page 9 for standardized returns.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The portfolio's performance in the first half of the reporting period benefited from an increased weighting in U.S. investment-grade corporate bonds and a decreased weighting in European corporate bonds - positions that reflected our expectations for a modest economic recovery in the United States and a more uncertain outlook for Europe. Correspondingly, we decreased the portfolio's holdings in U.S. government securities and increased the portfolio's weightings in European government bonds. We managed the Fund defensively going into the third quarter, reducing the portfolio's exposure to emerging markets to less than one percent of the portfolio, and increased exposure to euro-denominated bonds, which benefited performance as the U.S. dollar declined. Performance in the fourth quarter largely reflected an increased allocation to emerging markets and high-yield bonds, which rallied strongly at fiscal year-end, and the portfolio's overweighting in the 30-year portion of the yield curve, which outperformed shorter maturities. We were also overweight, relative to the Index, in corporate bonds, increasing our exposure from the previous quarter as indicators of economic recovery grew stronger. Corporate bonds rallied in the quarter, outperforming Treasuries where yields remained relatively unattractive.(3)

On the downside, exposure to the energy sector detracted from performance in the final quarter, as the sector as a whole suffered a confidence crisis following the collapse of Enron, a major energy trader. We believe this sector has been oversold; the companies represented by the bonds we hold are asset-rich power-producers, not energy traders. Once volatility in this sector subsides, we expect these bonds to recover their losses.

Q: PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS FOR THE REPORTING PERIOD.

A: Just over one month into the fiscal year, the Federal Reserve Board (the Fed) shifted course, moving from a policy of raising interest rates to slow an overheated economy to the reverse: lowering rates to stimulate the economy. The bond markets anticipated this shift, pushing short-term rates higher than longer-term rates early in the period as a recession seemed more likely. The first few months of 2001 saw a sharp reversal of money flows back into debt markets of a relatively riskier sort, including high-yield corporate bonds. The high-yield rally weakened later on as investor concerns about corporate defaults increased and risk aversion grew. The extraordinary and tragic

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(Unaudited)
--------------------------------------------------------------------------------

events of September 11 increased the flight to high-quality, low-risk investment opportunities such as money-market funds, Treasuries and agencies; yields on short-term securities fell sharply. By fiscal year-end some investors were venturing back into corporate bonds, including high-yield bonds, generating a year-end rally in that market.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?

A: Going forward, we believe the Fed is nearing the end of its interest rate easing cycle. We do not concur, however, with those in the fixed-income market who expect the Fed to suddenly reverse its stance and send interest rates higher. We believe the Fed will resume its historically gradualist approach, raising rates only when the results of its economic stimulus efforts are apparent. Accordingly, we expect U.S. interest rates to remain low for much of 2002 and investors to continue their quest for higher yield. We believe a modest re-acceleration of the U.S. economy in 2002 will help strengthen the economies of its global trading partners in Europe, Latin America, and parts of Asia.

Q: HOW IS THE FUND BEING POSITIONED BASED ON THAT OUTLOOK?

A: Depending on the strength of the economic recovery, we may increase our exposure in U.S. and European investment-grade corporate bonds. If U.S. interest rates remain low, we anticipate increased demand for the higher yield of emerging market and high-yield bonds and may increase our holdings in these areas in order to benefit from the rally. We will also continue our overweight position in 30-year bonds. The portfolio, however, will always maintain an average credit quality of AA.

(1) Reflects the percent change in net asset value for Class A shares for the year ended December 31, 2001 and includes the reinvestment of all distributions.

(2) The Lehman Global Aggregate Index is a broad measure of the performance of taxable bonds in the global market, with maturities of at least one year. The Index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

(3)  The Fund is actively managed and its allocations are subject to change.
A NOTE ABOUT RISK: The Fund invests substantially in foreign securities which present increased market, liquidity, currency, political, informational and other risks. The Fund may use foreign currency forwards and options in an attempt to hedge currency risk and may employ other derivatives. A significant portion of the Fund's assets may be invested in high-yield securities, sometimes called "junk bonds." These securities carry increased risks of price volatility, illiquidity and the possibility of default in the timely payment of interest and principal. The Fund invests in the securities of relatively few issuers, which may further enhance its volatility. These factors can affect Fund performance

IMPORTANT PERFORMANCE AND OTHER INFORMATION
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the current Prospectus.

GLOBAL INCOME FUND (UNAUDITED)

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Lehman Global Aggregate Index, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                   THE FUND (CLASS A SHARES)      THE FUND (CLASS A SHARES)        LEHMAN GLOBAL
                      AT NET ASSET VALUE         AT MAXIMUM OFFERING PRICE(1)    AGGREGATE INDEX(2)
December 31, 91            $10,000                        $ 9,525                     $10,000
'92                        $10,576                        $10,074                     $10,581
'93                        $11,722                        $11,166                     $11,752
'94                        $11,322                        $10,784                     $11,778
'95                        $13,344                        $12,710                     $14,093
'96                        $14,160                        $13,488                     $14,785
'97                        $14,756                        $14,055                     $15,343
'98                        $16,347                        $15,571                     $17,448
'99                        $14,804                        $14,101                     $16,546
'00                        $14,796                        $14,094                     $17,073
'01                        $15,073                        $14,357                     $17,341


                             FISCAL YEAR-END 12/31
               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
                       SALES CHARGE FOR THE PERIOD ENDING

DECEMBER 31, 2001     1 YEAR     5 YEARS     10 YEAR    LIFE OF FUND
CLASS A(3)            -2.95%      0.27%       3.68%         --
CLASS B(4)            -3.50%      0.33%        --          1.47%
CLASS C(5)             0.39%      0.61%        --          1.89%
CLASS P(6)             1.84%       --          --         -1.55%


(1) Reflects the deduction of the maximum initial sales charge of 4.75%.

(2) Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance.

(3) Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 2001 using the SEC-required uniform method to compute such return. The Class A shares were first offered on September 30, 1988.

(4) The Class B shares were first offered on August 1, 1996. Performance reflects the deduction of a CDSC of 5% for 1 year, 1% for 5 years and 0% for the life of the class.

(5) The Class C shares were first offered on July 15,1996. Performance reflects the deduction of a CDSC of 1% for 1 year, 0% for 5 years and life of the class.

(6) The Class P shares were first offered on March 4, 1999. Performance is at net asset value.

SCHEDULE OF INVESTMENTS

GLOBAL INCOME FUND DECEMBER 31, 2001

                                                                                      PRINCIPAL
                                                                                         AMOUNT
                                                                                       IN LOCAL
                                       INTEREST        MATURITY                        CURRENCY          U.S. $
INVESTMENTS                                RATE            DATE                           (000)           VALUE
----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS 48.46%

AUSTRALIA 0.62%
Australian Government(a)                  7.50%       7/15/2005             AUD             640   $     350,984
                                                                                                  -------------
BELGIUM 0.21%
Belgian Kingdom(a)                        5.75%       9/28/2010             EUR             129         119,291
                                                                                                  -------------
BULGARIA 0.23%
Bulgaria(b)                              4.563%       7/28/2011             USD             149         129,679
                                                                                                  -------------
CANADA 2.02%
Abitibi-Consolidated, Inc.                8.55%        8/1/2010             USD             125         131,952
Government of Canada(a)                   5.50%        6/1/2010             CAD             535         340,945
Government of Canada(a)                   7.50%       12/1/2003             CAD             855         581,379
Telus Corp.                               8.00%        6/1/2011             USD              85          90,349
                                                                                                  -------------
TOTAL                                                                                                 1,144,625
                                                                                                  -------------
FRANCE 0.81%
French Treasury Note(a)                   5.00%       7/12/2005             EUR             500         456,642
                                                                                                  -------------
GERMANY 11.88%
Allgemeine Hypobank AG(a)(c)              5.50%       7/13/2010             EUR           1,644       1,484,972
Bundesrepublic Deutschland(a)             6.25%        1/4/2030             EUR           1,350       1,340,234
Bundesschatzanweisungen(a)                5.00%       6/14/2002             EUR           1,581       1,416,366
Deutschland Republic(a)                  7.375%        1/3/2005             EUR           1,759       1,708,124
Kredit Wiederauf(a)                      5.625%      11/27/2007             EUR             835         779,092
                                                                                                  -------------
TOTAL                                                                                                 6,728,788
                                                                                                  -------------
GREECE 0.72%
Hellenic Republic(a)                      6.00%       2/19/2006             EUR             434         407,201
                                                                                                  -------------
ITALY 8.63%
Buoni Poliennali Del Tes(a)               5.25%      10/15/2003             EUR           2,220       2,029,778
Buoni Poliennali Del Tes(a)               5.25%      12/15/2005             EUR           3,000       2,754,538
Buoni Poliennali Del Tes(a)               6.25%        3/1/2002             EUR             114         101,899
                                                                                                  -------------
TOTAL                                                                                                 4,886,215
                                                                                                  -------------
JAPAN 10.63%
Development Bank of Japan(a)             2.875%      12/20/2006             JPY         710,000       6,023,528
                                                                                                  -------------

10                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND DECEMBER 31, 2001

                                                                                                PRINCIPAL
                                                                                                   AMOUNT
                                                                                                 IN LOCAL
                                                 INTEREST        MATURITY                        CURRENCY          U.S. $
INVESTMENTS                                          RATE            DATE                           (000)           VALUE
-------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG 1.97%
Europaeische Hypobank(a)                            5.75%        1/4/2011             EUR             965   $     885,511
Tyco Int'l. Group                                   5.80%        8/1/2006             USD             230         230,405
                                                                                                            -------------
TOTAL                                                                                                           1,115,916
                                                                                                            -------------
MEXICO 0.79%
United Mexican States(a)(c)                         7.50%        3/8/2010             EUR             440         390,285
United Mexican States                              9.875%        2/1/2010             USD              50          56,000
                                                                                                            -------------
TOTAL                                                                                                             446,285
                                                                                                            -------------
PANAMA 0.50%
Republic of Panama                                 9.625%        2/8/2011             USD             280         286,300
                                                                                                            -------------
PHILIPPINES 0.27%
Republic of Philippines                            9.875%       3/16/2010             USD             150         155,625
                                                                                                            -------------
RUSSIA 0.19%
Russian Federation(b)(c)                            5.00%       3/31/2030             USD             180         104,850
                                                                                                            -------------
SPAIN 4.16%
Spanish Government(a)                               6.00%       1/31/2008             EUR           2,500       2,357,767
                                                                                                            -------------
SWEDEN 1.15%
Swedish Government(a)                              10.25%        5/5/2003             SEK           6,300         649,516
                                                                                                            -------------
UNITED KINGDOM 3.68%
European Investment Bank(a)                         6.25%       12/7/2008             GBP             657         993,618
United Kingdom Treasury(a)                          6.00%       12/7/2028             GBP             300         513,316
United Kingdom Treasury(a)                          8.50%       12/7/2005             GBP             117         190,635
United Kingdom Treasury(a)                         10.00%        9/8/2003             GBP             245         386,451
                                                                                                            -------------
TOTAL                                                                                                           2,084,020
                                                                                                            -------------
TOTAL FOREIGN BONDS (Cost $28,634,751)                                                                         27,447,232
                                                                                                            =============
UNITED STATES BONDS 58.84%
Allied Waste North America, Inc.                   7.875%        1/1/2009             USD             165         162,525
Arcadia Auto Receivables Trust                      6.20%       5/15/2003             USD              58          58,594
Arcadia Auto Receivables Trust                      6.30%       7/15/2003             USD              94          94,366
AT&T Corp.(c)                                       7.30%      11/15/2011             USD              75          76,993
Burlington Northern Santa Fe Railway Co.           7.125%      12/15/2010             USD             495         520,284
Calpine Corp.                                      7.875%        4/1/2008             USD             165         149,739

                       SEE NOTES TO FINANCIAL STATEMENTS.                     11

GLOBAL INCOME FUND DECEMBER 31, 2001


                                                                        PRINCIPAL
                                                                          AMOUNT
                                                                         IN LOCAL
                                  INTEREST        MATURITY               CURRENCY        U.S. $
INVESTMENTS                         RATE            DATE                  (000)          VALUE
------------------------------------------------------------------------------------------------
Citibank Credit Card Master
Trust                               5.30%       1/9/2006     USD            500     $    515,919
Clear Channel
Communications, Inc.                7.65%      9/15/2010     USD            175          181,054
Commercial Mortgage Asset
Trust                              7.546%      1/17/2010     USD            750          812,099
Conagra Foods, Inc.                 6.75%      9/15/2011     USD            150          153,519
Cox Communications, Inc.            7.75%      11/1/2010     USD            295          315,514
Credit Suisse First Boston,
Inc.                                5.96%     11/11/2030     USD          1,112        1,143,718
Credit Suisse First Boston,
Inc.                                6.52%      1/17/2035     USD            628          656,143
CSC Holdings, Inc.                 8.125%      8/15/2009     USD            410          421,711
Dole Food Co.                      6.375%      10/1/2005     USD            300          293,551
D.R. Horton, Inc.                  10.00%      4/15/2006     USD            100          103,500
Dun & Bradstreet Corp.             6.625%      3/15/2006     USD            237          241,667
Enterprise Products
Operations                          7.50%       2/1/2011     USD            360          364,978
Exelon Corp.                        6.75%       5/1/2011     USD            125          126,906
Federal Home Loan Mortgage
Corp.(b)                           2.388%      5/15/2006     USD             38           38,143
Federal Home Loan Mortgage
Corp.(b)                           2.388%      7/15/2008     USD            218          218,596
Federal Home Loan Mortgage
Corp.(b)                           2.438%     12/15/2008     USD            491          492,298
Federal Home Loan Mortgage
Corp.                               6.00%      6/15/2005     USD            118          119,177
Federal Home Loan Mortgage
Corp.                               6.50%     11/15/2008     USD             37           37,184
Federal Home Loan Mortgage
Corp.(TBA)                          6.50%       1/1/2031     USD          1,450        1,451,812
Federal Home Loan Mortgage
Corp.(TBA)                          7.00%       1/1/2031     USD          2,200        2,243,318
Federal National Mortgage
Assoc.                              6.00%       9/1/2016     USD          1,567        1,573,345
Federal National Mortgage
Assoc.                              6.00%      10/1/2016     USD            394          396,156
Federal National Mortgage
Assoc.(TBA)                         6.00%       1/1/2032     USD          1,450        1,417,824
Federal National Mortgage
Assoc.                              6.50%      12/1/2016     USD            360          367,607
Federal National Mortgage
Assoc.                             6.625%      9/15/2009     USD             67           71,407
Federal National Mortgage
Assoc.                             6.625%     11/15/2030     USD          1,504        1,571,439
Federal National Mortgage
Assoc.                              6.75%       3/1/2005     USD             38           38,706
Federal National Mortgage
Assoc.                              7.00%      10/1/2015     USD          1,839        1,905,321
Ferro Corp.                        9.125%       1/1/2009     USD            265          272,823
First Union-Lehman Brothers         6.28%     11/18/2035     USD          1,328        1,378,403
Ford Motor Credit Co.               6.50%      1/25/2007     USD            665          651,278
GE Financial Assurance(a)           1.60%      6/20/2011     JPY        185,000        1,379,705
Georgia-Pacific Group              8.875%      5/15/2031     USD             75           73,678
General Motors Acceptance
Corp.                               8.00%      11/1/2031     USD            100          102,070
Government National Mortgage Assoc  7.00%      4/15/2031     USD            510          521,850
Green Tree Financial Corp.          6.91%      6/15/2028     USD            160          162,400


12                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND DECEMBER 31, 2001


                                                                                                        PRINCIPAL
                                                                                                           AMOUNT
                                                                                                         IN LOCAL
                                                            INTEREST        MATURITY                     CURRENCY         U.S. $
INVESTMENTS                                                     RATE            DATE                        (000)          VALUE
--------------------------------------------------------------------------------------------------------------------------------
Green Tree Financial Corp.                                     6.97%       4/1/2031            USD            585   $    608,624
Harley-Davidson Eaglemark Motorcycle Trust                     5.94%      2/15/2004            USD            382        385,238
Healthsouth Corp.                                              8.50%       2/1/2008            USD            290        303,050
Household Finance Corp.                                       6.375%     10/15/2011            USD            300        290,773
International Flavors & Fragrances, Inc.                       6.45%      5/15/2006            USD            320        323,929
Ipalco Enterprises, Inc.(c)                                   7.625%     11/14/2011            USD            150        142,558
Kansas City Power & Light Co.                                 7.125%     12/15/2005            USD            500        520,602
KFW International Finance(a)                                   6.00%      12/7/2028            GBP            162        262,540
KFW International Finance(a)                                   6.25%     10/15/2003            EUR            225        208,468
Lenfest Communications, Inc.                                   8.25%      2/15/2008            USD            295        313,267
Mirant Americas LLC                                           7.625%       5/1/2006            USD            385        351,327
Nationslink Funding Corp.                                     6.042%     11/20/2007            USD            181        186,524
Newport News Shipbuilding                                      9.25%      12/1/2006            USD            300        315,750
Heritage Media Corp.                                           8.75%      2/15/2006            USD            130        132,925
Nextel Communications, Inc.                                    9.50%       2/1/2011            USD            150        117,375
Niagara Mohawk Holdings, Inc.                                 5.375%      10/1/2004            USD             90         90,448
Onyx Acceptance Auto Trust                                     5.78%      2/15/2003            USD           0(d)            244
Oshkosh Truck Corp.                                            8.75%       3/1/2008            USD            150        153,375
PPL Energy Supply LLC(c)                                       6.40%      11/1/2011            USD            150        139,934
Praxair, Inc.                                                  6.50%       3/1/2008            USD            115        118,782
Premier Auto Trust                                             5.82%      12/6/2002            USD            420        421,871
Quest Diagnostics, Inc.                                        7.50%      7/12/2011            USD            325        335,780
Qwest Capital Funding                                          7.25%      2/15/2011            USD            250        244,017
Residential Asset Securities Corp.                             6.90%      8/25/2027            USD            566        585,777
Sears Credit Account Master Trust                              6.20%      2/16/2006            USD             63         62,857
Sears Credit Account Master Trust                              6.45%     10/16/2006            USD            792        806,426
Tenet Healthcare Corp.(c)                                     6.375%      12/1/2011            USD            150        145,334
The Money Store Home Equity Trust                             6.725%      6/15/2024            USD            700        722,518
U.S. Treasury Bond                                             5.25%      2/15/2029            USD          1,144      1,071,070
U.S. Treasury Strip                                     Zero Coupon       8/15/2020            USD          1,182        387,164
Waste Management, Inc.                                         7.10%       8/1/2026            USD            528        545,981
Waste Management, Inc.                                        7.375%       8/1/2010            USD            155        158,740
                                                                                                                    ------------
TOTAL                                                                                                                 33,330,588
                                                                                                                    ============
TOTAL UNITED STATES BONDS (Cost $33,271,218)

                       SEE NOTES TO FINANCIAL STATEMENTS.                     13

GLOBAL INCOME FUND DECEMBER 31, 2001


                                                                                             PRINCIPAL
                                                                                                AMOUNT
                                                                                              IN LOCAL
                                                     INTEREST            MATURITY             CURRENCY         U.S. $
INVESTMENTS                                              RATE                DATE                (000)          VALUE
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 0.44%
DISCOUNT NOTE 0.44%

Federal Home Loan Mortgage Corp.

(Cost $251,989)                                         1.51%            1/2/2002       USD        252     $      251,989
                                                                                                           --------------
TOTAL INVESTMENTS 107.74% (Cost $62,157,958)                                                               $   61,029,809
                                                                                                           ==============

(a) Investments in non-U.S. dollar denominated securities (46.06%). The remaining securities (53.94%) are invested in U.S. dollar - denominated securities.
(b) Variable rate security. The interest rate represents the rate at December 31, 2001.
(c)  Restricted security under Rule 144A.
(d)  Amount represents less than $1,000 Principal.
TBA - To be announced. Security on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
AUD  - Australian Dollar
CAD  - Canadian Dollar
EUR  - Euro
GBP  - British Pound
JPY  - Japanese Yen
SEK  - Swedish Krona
USD  - U.S. Dollar

14                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                                              GLOBAL          GLOBAL
                                                                         EQUITY FUND     INCOME FUND
ASSETS:
  Investments in securities, at cost                                     $51,199,938     $62,157,958
----------------------------------------------------------------------------------------------------
  Investments in securities, at value                                    $51,285,577     $61,029,809
  Cash (Principally foreign currencies for Global Equity Fund)             2,546,206         419,194
  Receivables:
     Interest and dividends                                                   88,798         927,982
     Investment securities sold                                              202,332         291,563
     Capital shares sold                                                     160,133          14,592
  Prepaid expenses and other assets                                           62,972           6,338
----------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                            54,346,018      62,689,478
----------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
     Investment securities purchased                                          83,992       5,528,952
     Capital shares reacquired                                               173,317          57,562
     Management fees                                                          34,077          24,354
     12b-1 distribution fees                                                  57,366          38,704
     Directors' fees                                                          28,369          54,299
  Dividends payable                                                                -         239,394
  Accrued expenses                                                           123,191         100,137
----------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                          500,312       6,043,402
====================================================================================================
NET ASSETS                                                               $53,845,706     $56,646,076
====================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                           58,444,881      88,548,170
Accumulated net investment loss                                              (27,736)       (283,541)
Accumulated net realized loss on investments
   and foreign currency related transactions                              (4,612,688)    (30,471,238)
Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated
   in foreign currencies                                                      41,249     (1,147,315)
----------------------------------------------------------------------------------------------------
NET ASSETS                                                               $53,845,706     $56,646,076
====================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                           $47,015,679     $52,448,507
Class B Shares                                                            $4,568,026      $1,519,210
Class C Shares                                                            $2,262,001      $2,152,267
Class P Shares                                                                     -        $526,092

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                             4,693,145       8,257,307
Class B Shares                                                               470,773         238,679
Class C Shares                                                               232,569         337,834
Class P Shares                                                                     -          83,223

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                $10.02           $6.35
Class A Shares-Maximum offering price
   (Net asset value plus sales charge 5.75% and 4.75%, respectively)          $10.63           $6.67
Class B Shares-Net asset value                                                 $9.70           $6.37
Class C Shares-Net asset value                                                 $9.73           $6.37
Class P Shares-Net asset value                                                     -           $6.32
====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.                     15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                      GLOBAL          GLOBAL
                                                                                 EQUITY FUND     INCOME FUND
INVESTMENT INCOME:
Dividends                                                                           $947,799              $-
Interest*                                                                            206,242       3,108,141
Foreign withholding tax                                                              (57,209)         (2,560)
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                            1,096,832       3,105,581
------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                      455,357         305,060
12b-1 distribution plan-Class A                                                      196,227         213,317
12b-1 distribution plan-Class B                                                       48,457          14,856
12b-1 distribution plan-Class C                                                       26,833          18,626
12b-1 distribution plan-Class P                                                            -           1,423
Shareholder servicing                                                                325,180         117,823
Reports to shareholders                                                               82,569          50,776
Professional                                                                          47,821          37,475
Registration                                                                          39,277          39,270
Custody                                                                               21,528           9,443
Directors' fees                                                                        2,619           2,376
Other                                                                                 25,405             417
------------------------------------------------------------------------------------------------------------
Gross expenses                                                                     1,271,273         810,862
   Expense reductions                                                                (11,873)        (25,790)
------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                       1,259,400         785,072
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                        (162,568)      2,320,509
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investment transactions and foreign
   currency related transactions                                                  (4,618,824)        707,810
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies                                                                    (11,969,918)     (1,905,623)
============================================================================================================
NET REALIZED AND UNREALIZED LOSS                                                 (16,588,742)     (1,197,813)
============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATION S                $(16,751,310)     $1,122,696
============================================================================================================

*    Net of interest expense of $600 for Global Income Fund.

16                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2001

                                                                              GLOBAL           GLOBAL
DECREASE IN NET ASSETS                                                   EQUITY FUND      INCOME FUND
OPERATIONS:
Net investment income (loss)                                           $    (162,568)   $   2,320,509
Net realized gain (loss) on investment transactions
  and foreign currency related transactions                               (4,618,824)         707,810
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign
  currencies                                                             (11,969,918)      (1,905,623)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (16,751,310)       1,122,696
=====================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class A                                                                       --         (3,475,991)
  Class B                                                                       --            (81,383)
  Class C                                                                       --           (104,666)
  Class P                                                                       --            (18,873)
Paid-in Capital
  Class A                                                                       --           (243,667)
  Class B                                                                       --             (5,703)
  Class C                                                                       --             (7,354)
  Class P                                                                       --             (1,316)
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                             --         (3,938,953)
=====================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                         53,078,270        9,293,112
Reinvestment of distributions                                                   --          3,109,543
Cost of shares reacquired                                                (55,411,176)     (18,929,914)
-----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS      (2,332,906)      (6,527,259)
=====================================================================================================
NET DECREASE IN NET ASSETS                                               (19,084,216)      (9,343,516)
=====================================================================================================
NET ASSETS:
Beginning of year                                                         72,929,922       65,989,592
-----------------------------------------------------------------------------------------------------
END OF YEAR                                                            $  53,845,706    $  56,646,076
=====================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                        $     (27,736)   $    (283,541)
=====================================================================================================

                    SEE NOTES TO FINANCIAL STATEMENTS.                        17

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 2000


                                                                            GLOBAL          GLOBAL
DECREASE IN NET ASSETS                                                 EQUITY FUND     INCOME FUND
OPERATIONS:
Net investment income (loss)                                         $    (306,889)   $   2,550,120
Net realized gain (loss) on investments, futures contracts
  and foreign currency related transactions                              6,835,312      (13,548,629)
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities
  denominated in foreign currencies                                     (3,210,191)      10,261,370
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          3,318,232         (737,139)
===================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Paid-in capital
  Class A                                                                     --         (5,254,210)
  Class B                                                                     --            (91,261)
  Class C                                                                     --           (143,084)
  Class P                                                                     --            (17,478)
Net realized gain
  Class A                                                               (6,371,359)            --
  Class B                                                                 (571,030)            --
  Class C                                                                 (310,822)            --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (7,253,211)      (5,506,033)
===================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                       24,454,228        4,471,201
Reinvestment of distributions                                            7,048,782        4,029,141
Cost of shares reacquired                                              (27,604,274)     (26,696,390)
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS                                        3,898,736      (18,196,048)
===================================================================================================
NET DECREASE IN NET ASSETS                                                 (36,243)     (24,439,220)
===================================================================================================
NET ASSETS:
Beginning of year                                                       72,966,165       90,428,812
---------------------------------------------------------------------------------------------------
END OF YEAR                                                          $  72,929,922    $  65,989,592
===================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                      $     (25,627)   $  (4,190,064)
===================================================================================================

18                               SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

GLOBAL EQUITY FUND

                                                                             YEAR ENDED 12/31
                                                   ---------------------------------------------------------------------
                                                     2001           2000           1999           1998           1997
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $  12.98       $  13.82       $  12.29       $  12.08       $  12.55
                                                   ========       ========       ========       ========       ========
Investment operations

   Net investment income (loss)                        (.02)(a)       (.05)(a)       (.09)(a)        .01(a)         .07(a)

   Net realized and unrealized gain (loss)            (2.94)           .65           1.62           1.08            .90
                                                   --------       --------       --------       --------       --------
      Total from investment operations                (2.96)           .60           1.53           1.09            .97
                                                   --------       --------       --------       --------       --------
Distributions to shareholders from:

   Net investment income                               --             --             --             (.03)          (.06)

   Net realized gain                                   --            (1.44)          --             (.85)         (1.38)
                                                   --------       --------       --------       --------       --------
      Total distributions                              --            (1.44)          --             (.88)         (1.44)
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                       $  10.02       $  12.98       $  13.82       $  12.29       $  12.08
                                                   ========       ========       ========       ========       ========

Total Return(b)                                      (22.80)%         4.78%         12.37%          9.07%          7.99%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
   reductions                                          1.99%          1.78%          1.94%          1.66%          1.51%
   Expenses, excluding expense
   reductions                                          2.01%          1.79%          1.94%          1.66%          1.51%
   Net investment income (loss)                        (.19)%         (.34)%         (.77)%          .06%           .57%


                                                                                        YEAR ENDED 12/31
                                                        --------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                           2001            2000            1999            1998            1997
==================================================================================================================================
   Net assets, end of year (000)                        $  47,016       $  64,288       $  66,975       $  75,524       $  78,655

   Portfolio turnover rate                                  97.27%          41.21%          78.74%          89.48%          99.05%
==================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.                     19

GLOBAL EQUITY FUND

                                                                            YEAR ENDED 12/31
                                             -----------------------------------------------------------------------------
                                                  2001            2000             1999             1998             1997
PER SHARE OPERATING PERFORMANCE
(CLASS B SHARES)
Net asset value, beginning of year           $    12.65       $    13.60       $    12.18       $    12.03       $    12.53
                                             ==========       ==========       ==========       ==========       ==========
Investment operations

   Net investment loss                             (.09)(a)         (.14)(a)         (.17)(a)         (.09)(a)         (.02)(a)

   Net realized and unrealized gain (loss)        (2.86)             .63             1.59             1.09              .89
                                             ----------       ----------       ----------       ----------       ----------
      Total from investment operations            (2.95)             .49             1.42             1.00              .87
                                             ----------       ----------       ----------       ----------       ----------
Distributions to shareholders from
   net realized gain                               --              (1.44)            --               (.85)           (1.37)
                                             ----------       ----------       ----------       ----------       ----------
   Net asset value, end of year              $     9.70       $    12.65       $    13.60       $    12.18       $    12.03
                                             ==========       ==========       ==========       ==========       ==========
Total Return(b)                                  (23.32)%           4.12%           11.49%            8.37%            7.19%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
   reductions                                      2.62%            2.40%            2.57%            2.37%            2.23%
   Expenses, excluding expense
   reductions                                      2.64%            2.41%            2.57%            2.37%            2.23%
   Net investment loss                             (.82)%           (.92)%          (1.42)%           (.70)%           (.16)%

                                                                            YEAR ENDED 12/31
                                             ------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                2001             2000             1999             1998             1997
===========================================================================================================================
Net assets, end of year (000)                $    4,568       $    5,615       $    3,686       $    2,781       $    1,340

Portfolio turnover rate                           97.27%           41.21%           78.74%           89.48%           99.05%
===========================================================================================================================

20                     SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL EQUITY FUND

                                                                                    YEAR ENDED 12/31
                                                 ------------------------------------------------------------------------------
                                                      2001             2000             1999             1998             1997
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR               $    12.69       $    13.63       $    12.20       $    12.05       $    12.54
                                                 ==========       ==========       ==========       ==========       ==========
Investment operations

   Net investment loss                                 (.08)(a)         (.14)(a)         (.17)(a)         (.09)(a)         (.01)(a)

   Net realized and unrealized gain (loss)            (2.88)             .64             1.60             1.09              .90
                                                 ----------       ----------       ----------       ----------       ----------
      Total from investment operations                (2.96)             .50             1.43             1.00              .89
                                                 ----------       ----------       ----------       ----------       ----------
Distributions to shareholders from:

   Net investment income                               --               --               --               --               (.01)

   Net realized gain                                   --              (1.44)            --               (.85)           (1.37)
                                                 ----------       ----------       ----------       ----------       ----------
      Total distributions                              --              (1.44)            --               (.85)           (1.38)
                                                 ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF YEAR                     $     9.73       $    12.69       $    13.63       $    12.20       $    12.05
                                                 ==========       ==========       ==========       ==========       ==========
Total Return(b)                                      (23.33)%           4.19%           11.56%            8.35%            7.34%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
   reductions                                          2.62%            2.40%            2.57%            2.37%            2.14%
   Expenses, excluding expense
   reductions                                          2.64%            2.41%            2.57%            2.37%            2.14%
   Net investment loss                                 (.78)%           (.94)%          (1.44)%           (.69)%           (.06)%

                                                                                  YEAR ENDED 12/31
                                                   ------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2001             2000             1999             1998             1997
=================================================================================================================================
Net assets, end of year (000)                      $    2,262       $    3,027       $    2,305       $    1,788       $      825

Portfolio turnover rate                                 97.27%           41.21%           78.74%           89.48%           99.05%
=================================================================================================================================

(a)  Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.                     21

FINANCIAL HIGHLIGHTS

GLOBAL INCOME FUND

                                                                                   YEAR ENDED 12/31
                                                 --------------------------------------------------------------------------------
                                                    2001                2000             1999             1998            1997
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR              $     6.65          $     7.16       $     8.44       $     8.09       $     8.34
                                                ==========          ==========       ==========       ==========       ==========
Investment operations

   Net investment income (net of
      interest expense)                                .25(a)(e)           .23(a)           .47(a)           .55(a)           .51(a)

   Net realized and unrealized gain (loss)            (.12)               (.25)           (1.26)             .30             (.18)
                                                ----------          ----------       ----------       ----------       ----------
      Total from investment operations                 .13                (.02)            (.79)             .85              .33
                                                ----------          ----------       ----------       ----------       ----------
Distributions to shareholders from:

   Net investment income                              (.40)               --               (.39)            (.50)            (.51)

   Paid-in capital                                    (.03)               (.49)            (.10)            --               (.07)
                                                ----------          ----------       ----------       ----------       ----------
      Total distributions                             (.43)               (.49)            (.49)            (.50)            (.58)
                                                ----------          ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF YEAR                    $     6.35          $     6.65       $     7.16       $     8.44       $     8.09
                                                ==========          ==========       ==========       ==========       ==========
Total Return(b)                                       1.87%               (.03)%          (9.47)%          10.79%            4.23%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
   reductions                                         1.25%               1.25%            1.24%            1.18%            1.10%
   Expenses, excluding expense
   reductions                                         1.29%               1.31%            1.24%            1.18%            1.10%
   Net investment income                              3.85%               3.42%            6.08%            6.75%            6.29%


                                                                                  YEAR ENDED 12/31
                                                   ------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2001             2000             1999             1998             1997
=================================================================================================================================
Net assets, end of year (000)                      $   52,449       $   62,592       $   86,015       $  119,447       $  142,332

Portfolio turnover rate                                393.95%          406.50%          314.07%          359.13%         616.63%
=================================================================================================================================

22                     SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND

                                                                            YEAR ENDED 12/31
                                             ---------------------------------------------------------------------------
                                                 2001               2000            1999            1998            1997
PER SHARE OPERATING PERFORMANCE
(CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR           $    6.67          $    7.17       $    8.44       $    8.09       $    8.34
                                             =========          =========       =========       =========       =========
Investment operations

   Net investment income (net of
      interest expense)                            .21(a)(e)          .19(a)          .43(a)          .49(a)          .45(a)

   Net realized and unrealized gain (loss)        (.12)              (.25)          (1.26)            .30            (.18)
                                             ---------          ---------       ---------       ---------       ---------
      Total from investment operations             .09               (.06)           (.83)            .79             .27
                                             ---------          ---------       ---------       ---------       ---------
Distributions to shareholders from:

   Net investment income                          (.36)              --              (.35)           (.44)           (.46)

   Paid-in capital                                (.03)              (.44)           (.09)           --              (.06)
                                             ---------          ---------       ---------       ---------       ---------
      Total distributions                         (.39)              (.44)           (.44)           (.44)           (.52)
                                             ---------          ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF YEAR                 $    6.37          $    6.67       $    7.17       $    8.44       $    8.09
                                             =========          =========       =========       =========       =========
Total Return(b)                                   1.28%              (.44)%        (10.11)%         10.03%           3.49%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
   reductions                                     1.88%              1.86%           1.89%           1.87%           1.78%
   Expenses, excluding expense
   reductions                                     1.92%              1.92%           1.89%           1.87%           1.78%
   Net investment income                          3.20%              2.79%           5.57%           6.01%           5.57%

                                                                    YEAR ENDED 12/31
                                        ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                          2001           2000            1999          1998           1997
================================================================================================================
Net assets, end of year (000)          $      1,519   $      1,317   $      1,508   $      1,522   $      1,344

Portfolio turnover rate                      393.95%        406.50%        314.07%        359.13%        616.63%
================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.                     23

GLOBAL INCOME FUND

                                                                            YEAR ENDED 12/31
                                             ----------------------------------------------------------------------------
                                                 2001               2000            1999            1998            1997
PER SHARE OPERATING PERFORMANCE
(CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR           $    6.66          $    7.17       $    8.44       $    8.09       $    8.34
                                             =========          =========       =========       =========       =========
Investment operations

   Net investment income (net of
      interest expense)                            .21(a)(e)          .19(a)          .43(a)          .50(a)          .45(a)

   Net realized and unrealized gain (loss)        (.11)              (.26)          (1.26)            .29            (.18)
                                             ---------          ---------       ---------       ---------       ---------
      Total from investment operations             .10               (.07)           (.83)            .79             .27
                                             ---------          ---------       ---------       ---------       ---------
Distributions to shareholders from:

   Net investment income                          (.36)              --              (.35)           (.44)           (.46)

   Paid-in capital                                (.03)              (.44)           (.09)           --              (.06)
                                             ---------          ---------       ---------       ---------       ---------
      Total distributions                         (.39)              (.44)           (.44)           (.44)           (.52)
                                             ---------          ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF YEAR                 $    6.37          $    6.66       $    7.17       $    8.44       $    8.09
                                             =========          =========       =========       =========       =========
Total Return(b)                                   1.34%              (.73)%         (9.98)%         10.03%           3.48%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
   reductions                                     1.84%              1.90%           1.88%           1.85%           1.77%
   Expenses, excluding expense
   reductions                                     1.88%              1.96%           1.88%           1.85%           1.77%
   Net investment income                          3.23%              2.77%           5.42%           6.08%           5.62%

                                                                          YEAR ENDED 12/31
                                                -------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2001          2000            1999              1998            1997
==========================================================================================================================
Net assets, end of year (000)                   $   2,152     $   1,852       $   2,696         $   4,193       $   5,109

Portfolio turnover rate                            393.95%       406.50%         314.07%           359.13%         616.63%
==========================================================================================================================

24                     SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL INCOME FUND

                                                               YEAR ENDED             3/4/1999(c)
                                                     ----------------------------          TO
                                                        2001               2000       12/31/1999
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                 $    6.62          $    7.16     $    7.91
                                                     =========          =========     =========
Investment operations

   Net investment income (net of interest expense)         .24(a)(e)          .22(a)        .42(a)

   Net realized and unrealized loss                       (.11)              (.28)         (.85)
                                                     ---------          ---------     ---------
      Total from investment operations                     .13               (.06)         (.43)
                                                     ---------          ---------     ---------
Distributions to shareholders from:

   Net investment income                                  (.40)              --            (.25)

   Paid-in capital                                        (.03)              (.48)         (.07)
                                                     ---------          ---------     ---------
      Total distributions                                 (.43)              (.48)         (.32)
                                                     ---------          ---------     ---------
NET ASSET VALUE, END OF PERIOD                       $    6.32          $    6.62     $    7.16
                                                     =========          =========     =========
Total Return(b)                                           1.84%              (.57)%       (5.51)%(d)

RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense reductions                 1.33%              1.31%         1.25%(d)
   Expenses, excluding expense reductions                 1.37%              1.37%         1.25%(d)
   Net investment income                                  3.69%              3.34%         5.66%(d)


                                                               YEAR ENDED             3/4/1999(c)
                                                     --------------------------            TO
SUPPLEMENTAL DATA:                                      2001               2000       12/31/1999
=================================================================================================
Net assets, end of period (000)                      $   526            $   229       $   210

Portfolio turnover rate                               393.95%            406.50%       314.07%
=================================================================================================


(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Commencement of offering of class shares.

(d)  Not annualized.

(e)  Interest expense is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.                     25

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Global Fund, Inc. (the "Company") is an open-end management investment company, incorporated under Maryland law on February 23, 1988. The Company consists of the following two portfolios ("Funds"): Equity Series ("Global Equity Fund") and Income Series ("Global Income Fund"). Global Equity Fund is diversified as defined under the Investment Company Act of 1940 (the "Act"). Global Income Fund is non-diversified. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchanges, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares, based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual Fund are allocated to the Funds within the Company on a pro rata basis. Expenses excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) FOREIGN TRANSACTIONS-Transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.

(g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-The Funds may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments, futures contracts and foreign currency related transactions. At December 31, 2001, there are no forward foreign currency exchange contracts outstanding.

(h) FUTURES CONTRACTS-Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally open futures contracts are marked to market for federal income tax purposes at fiscal year-end. At December 31, 2001, there are no open futures contracts.

(i) REVERSE REPURCHASE AGREEMENTS-Global Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a U.S. Government security to a securities dealer or bank for cash and agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a fund to credit risk, but this risk is reduced because the fund maintains cash equal to 100% of the market value of the securities sold. At December 31, 2001, there are no open reverse repurchase agreements. For the year ended December 31, 2001, Global Income Fund had an average outstanding reverse repurchase agreement balance of $48,146 at a weighted average interest rate of 1.23%. The maximum average balance of reverse repurchase agreements outstanding during the year was $898,800, which was 1.50% of net assets.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

-------------------------------
Global Equity Fund         .75%
Global Income Fund         .50%

12b-1 DISTRIBUTION PLANS

Each of the Funds has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                         CLASS A          CLASS B        CLASS C      CLASS P
--------------------------------------------------------------------------------
Service                       .25%             .25%      up to .25%(3)    .20%
Distribution                  .10%(1)(2)       .75%      up to .75%(3)    .25%
Quarterly service fee           -                -       up to .25%(4)       -
Quarterly distribution fee      -                -       up to .75%(4)       -

(1) In addition, each Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(2) In addition, each Fund pays an incremental marketing expense of approximately .03% of average net assets of Class A.

(3) Paid at the time such shares are sold, and generally amortized over a one-year period.

(4) Paid at each quarter-end after the first anniversary of the sale of such shares.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers for the year ended December 31, 2001:

                                                    DISTRIBUTOR          DEALERS
                                                    COMMISSIONS      CONCESSIONS
--------------------------------------------------------------------------------
Global Equity Fund                                      $37,797         $221,648
Global Income Fund                                        3,925           19,900

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid semiannually for Global Equity Fund, and declared daily and paid monthly for Global Income Fund. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Permanent items identified during the year ended December 31, 2001, primarily attributable to overdistributions of income have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                                ACCUMULATED         ACUMULATED NET
                                        NET INVESTMENT LOVE           REALIZED NET     PAID IN CAPITAL
                                                   INCREASE    INCREASE (DECREASE)            DECREASE
------------------------------------------------------------------------------------------------------
Global Equity Fund                             $160,459                  $6,136             $(166,595)
Global Income Fund                            5,266,927              (3,904,915)           (1,362,012)

At December 31, 2001, the capital loss carryforwards along with the related expiration dates are as follows:

                                   2002        2003        2004       2005         2007      2008        2009       TOTAL
------------------------------------------------------------------------------------------------------------------------------
Global Equity Fund                       -          -            -          -            -           -  $4,612,688 $4,612,688
Global Income
Fund                           $16,625,119   $261,741   $4,193,690   $680,831   $1,473,226   $2,677,712      -     $25,912,319

                                  GLOBAL EQUITY FUND                      GLOBAL INCOME FUND
                                  12/31/2001              12/31/2000      12/31/2001    12/31/2000
Distributions paid from:
  Ordinary income                 $         -             $          -    $  3,680,913  $          -
  Net long-term capital gains               -                7,253,211               -             -
----------------------------------------------------------------------------------------------------
Total taxable
distributions                               -                7,253,211       3,680,913             -
  Tax return of capital                     -                        -         258,040     5,506,033
----------------------------------------------------------------------------------------------------
Total distributions paid                    -             $  7,253,211    $  3,938,953  $  5,506,033
====================================================================================================

At December 31, 2001, the components of accumulated earnings on a tax basis are as follows:

                                GLOBAL        GLOBAL
                                EQUITY        INCOME
                                 FUND          FUND
-------------------------------------------------------
Capital loss
carryforward+               $(4,612,688)  $(25,912,319)
-------------------------------------------------------
Net unrealized gain (loss)*      13,513     (5,989,775)
-------------------------------------------------------
Net accumulated loss        $(4,599,175)  $(31,902,094)
-------------------------------------------------------

* The difference between book-basis and tax-basis unrealized gain (loss) is primarily attributable to tax deferral of wash sales and the difference between book and tax amortization methods for premiums on fixed income securities for Global Income Fund.

+    See Capital loss carryforward amounts above.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the year ended December 31, 2001 are as follows:

                         PURCHASES            SALES
-----------------------------------------------------
Global Equity Fund      $ 56,003,375     $ 56,177,166
Global Income Fund       258,818,029      268,255,174

As of December 31, 2001, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes are as follows:

                                                                             NET
                                          GROSS           GROSS       UNREALIZED
                                     UNREALIZED      UNREALIZED     APPRECIATION
                      TAX COST     APPRECIATION    DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------
Global Equity Fund $51,199,938       $4,302,799     $(4,217,160)        $ 85,639
Global Income Fund  66,716,967          635,681      (6,322,839)      (5,687,158)

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. As of December 31, 2001, there were no securities on loan. Income for Global Income Fund from securities lending of $5,701 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

6.   DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett Family of Funds based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon is included in Directors' fees on the Statements of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a Defined Contribution Plan available to all Directors. Refer to Note 10 for basic information about Company Directors.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

8.   LINE OF CREDIT

Equity Fund, along with certain other funds managed by Lord Abbett, has available a $145,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.09%. At December 31, 2001 there are no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year.

9.   SUMMARY OF CAPITAL TRANSACTIONS

Global Equity Fund has authorized 500 million shares of $.001 par value capital stock designated as follows: 445 million Class A shares, 15 million Class B shares, 20 million Class C shares and 20 million Class P shares. As of December 31, 2001, no Class P shares have been issued. Global Income Fund has authorized 500 million shares of $.001 par value capital stock designated as follows: 430 million Class A shares, 30 million Class B shares, 20 million Class C shares and 20 million Class P shares.

                                               YEAR ENDED                           YEAR ENDED
GLOBAL EQUITY FUND                      DECEMBER 31, 2001                    DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------
CLASS A                               SHARES         AMOUNT            SHARES                      AMOUNT
------------------------------------------------------------------------------------------------------------
SHARES SOLD                         3,971,262    $  42,912,208        1,321,016                $  19,679,675
REINVESTMENT OF DISTRIBUTIONS            --               --            493,819                    6,192,481
SHARES REACQUIRED                  (4,229,949)     (45,512,356)      (1,708,213)                 (25,400,170)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)                  (258,687)   $  (2,600,148)         106,622                $     471,986
------------------------------------------------------------------------------------------------------------

CLASS B
------------------------------------------------------------------------------------------------------------
SHARES SOLD                           169,200    $   1,765,249          209,548                $   3,112,498
REINVESTMENT OF DISTRIBUTIONS            --               --             44,948                      549,266
SHARES REACQUIRED                    (142,089)      (1,468,437)         (81,941)                  (1,204,897)
------------------------------------------------------------------------------------------------------------
INCREASE                               27,111    $     296,812          172,555                $   2,456,867
------------------------------------------------------------------------------------------------------------

CLASS C
------------------------------------------------------------------------------------------------------------
SHARES SOLD                           761,279    $   8,400,813          112,714                $   1,662,055
REINVESTMENT OF DISTRIBUTIONS            --               --             25,044                      307,035
SHARES REACQUIRED                    (767,315)      (8,430,383)         (68,351)                    (999,207)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)                    (6,036)   $     (29,570)          69,407                $     969,883
------------------------------------------------------------------------------------------------------------

                                               YEAR ENDED                             YEAR ENDED
GLOBAL INCOME FUND                      DECEMBER 31, 2001                      DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------
CLASS A                                SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                         1,176,250    $   7,594,172          523,087                $   3,548,981
REINVESTMENT OF DISTRIBUTIONS         450,706        2,942,818          572,980                    3,845,517
SHARES REACQUIRED                  (2,781,213)     (18,033,296)      (3,700,413)                 (24,879,353)
-------------------------------------------------------------------------------------------------------------
DECREASE                           (1,154,257)   $  (7,496,306)      (2,604,346)               $ (17,484,855)
-------------------------------------------------------------------------------------------------------------

CLASS B
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                            93,975    $     611,046           47,217                $     314,075
REINVESTMENT OF DISTRIBUTIONS          11,467           74,931           11,603                       77,833
SHARES REACQUIRED                     (64,271)        (415,642)         (71,719)                    (476,290)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)                    41,171    $     270,335          (12,899)               $     (84,382)
-------------------------------------------------------------------------------------------------------------

CLASS C
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                           106,941    $     690,503           42,088                $     278,395
REINVESTMENT OF DISTRIBUTIONS          14,037           91,792           15,306                      102,883
SHARES REACQUIRED                     (61,000)        (397,037)        (155,612)                  (1,046,620)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)                    59,978    $     385,258          (98,218)               $    (665,342)
-------------------------------------------------------------------------------------------------------------

CLASS P
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                            61,530    $     397,391           48,627                $     329,750
REINVESTMENT OF DISTRIBUTIONS              -*                2              422                        2,908
SHARES REACQUIRED                     (12,938)         (83,939)         (43,782)                    (294,127)
-------------------------------------------------------------------------------------------------------------
INCREASE                                48,592   $     313,454            5,267                $      38,531
-------------------------------------------------------------------------------------------------------------

*    Amount represents less than 1 share.

10.  BASIC INFORMATION ABOUT FUND DIRECTORS (UNAUDITED)

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also initially approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser.

The following Director is the Managing Partner of Lord Abbett, and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

NAME AND                  CURRENT POSITION       PRINCIPAL OCCUPATION           OTHER
DATE OF BIRTH             LENGTH OF SERVICE      DURING PAST FIVE YEARS      DIRECTORSHIPS
------------------------------------------------------------------------------------------
Robert S. Dow            Director since 1995;    Managing Partner and             N/A
90 Hudson Street         Chairman since 1996;    Chief Investment Officer
Jersey City, New Jersey  and President           of Lord Abbett since 1996.
Date of Birth: 3/8/1945  since 1995

The following outside Directors are also directors or trustees of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

NAME, ADDRESS AND         CURRENT POSITION       PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH             LENGTH OF SERVICE      DURING PAST FIVE YEARS                DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
E. Thayer Bigelow,       Director since 1994     Managing General Partner,        Currently serves as a
Bigelow Media, LLC                               Bigelow Media, LLC               director of Crane Co.
717 Fifth Avenue,                                (since 2000); Senior             and Huttig Building
26th Floor                                       Adviser, Time Warner             Products Inc.
New York, New York                               Inc. (1998 - 2000);
Date of Birth: 10/22/1941                        Acting Chief Executive
                                                 Officer of Courtroom
                                                 Television Network
                                                 (1997 - 1998); President
                                                 and Chief Executive
                                                 Officer of Time Warner
                                                 Cable Programming, Inc.
                                                 (1991 - 1997).

William H.T. Bush        Director since 1998     Co-founder and Chairman          Currently serves as
Bush-O'Donnell &                                 of the Board of the financial    director of
Co., Inc.                                        advisory firm of                 Rightchoice
101 South Hanley Rd,                             Bush-O'Donnell &                 Managed Care, Inc.,
Suite 1025                                       Company (since 1986).            Mississippi Valley
St. Louis, Missouri                                                               Bancorp, DT Industries
Date of Birth: 7/14/1938                                                          Inc., and Engineered
                                                                                  Support Systems, Inc.

Robert B. Calhoun, Jr.   Director since 1998     Managing Director of             Currently serves as
Monitor Clipper Partners                         Monitor Clipper Partners         director of Avondale,
Two Canal Park                                   (since 1997) and President       Inc., Avondale Mills,
Cambridge, Massachusetts                         of Clipper Asset                 Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                        Management Corp., both           Inc., Integrated
                                                 private equity investment        Graphics, Inc. and
                                                 funds (since 1991).              Interstate Bakeries
                                                                                  Corp.

NAME, ADDRESS AND         CURRENT POSITION       PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH             LENGTH OF SERVICE      DURING PAST FIVE YEARS                DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
Stewart S. Dixon         Director since 1998     Partner in the law firm                    N/A
Wildman, Harrold,                                of Wildman, Harrold,
Allen & Dixon                                    Allen & Dixon
225 W. Wacker Drive,                             (since 1967).
Suite 2800
Chicago, Illinois
Date of Birth: 11/5/1930

Franklin W. Hobbs        Director since 2001     Chief Executive Officer          Currently serves as
Houlihan Lokey                                   of Houlihan Lokey                director of Adolph
Howard & Zukin                                   Howard & Zukin, an               Coors Company.
685 Third Ave.                                   investment bank,
New York, New York                               (January 2002 to present);
Date of Birth: 7/30/1947                         Chairman and President
                                                 of Warburg Dillon Read
                                                 (1999 - 2000); Global Head of
                                                 Corporate Finance of SBC Warburg
                                                 Dillon Read (1997 - 1999);
                                                 Chief Executive Officer of
                                                 Dillon, Read & Co. (1994 - 1997).

C. Alan MacDonald        Director since 1988     Retired - Special Projects       Currently serves as
415 Round Hill Road                              Consulting (since 1992).         director of
Greenwich, Connecticut                                                            Fountainhead Water
Date of Birth: 5/19/1933                                                          Company, Careside,
                                                                                  Inc., Lincoln Snacks,
                                                                                  J.B. Williams Co., Inc.
                                                                                  (personal care
                                                                                  products) and Seix
                                                                                  Fund, Inc. Seix Fund,
                                                                                  Inc. is a registered
                                                                                  investment company
                                                                                  that is advised by Seix
                                                                                  Investment Advisors
                                                                                  Inc. Seix Investment
                                                                                  Advisors Inc.'s
                                                                                  Chairman, CEO, and
                                                                                  Chief Investment
                                                                                  Officer is married to
                                                                                  Robert Dow, the
                                                                                  Fund's Chairman and
                                                                                  President and
                                                                                  Managing General
                                                                                  Partner of Lord
                                                                                  Abbett.

Thomas J. Neff           Director since 1988     Chairman of Spencer              Currently serves as
Spencer Stuart, U.S.                             Stuart U.S., an executive        director of Ace, Ltd.
277 Park Avenue                                  search consulting firm           and Exult, Inc.
New York, New York                               (since 1976).
Date of Birth: 10/2/1937

None of the officers listed below have received compensation from the Company. All the officers of the Funds may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

NAME AND                 CURRENT POSITION         LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)            WITH COMPANY          OF CURRENT POSITION              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Zane E. Brown            Executive Vice          Elected in 1993                  Partner and Director of
(12/09/1951)             President                                                Fixed Income Management,
                                                                                  joined Lord Abbett in 1992.

Robert I. Gerber         Executive Vice          Elected in 2001                  Partner and Director of
(5/29/1954)              President                                                Taxable Fixed Income
                                                                                  Management, joined Lord
                                                                                  Abbett in 1997 formerly
                                                                                  Senior Portfolio Manager of
                                                                                  Sanford C. Bernstein & Co. Inc.

Ingrid C. Holm           Executive Vice          Elected in 2001                  Investment Manager-Global
(3/21/1959)              President                                                Equity, joined Lord Abbett
                                                                                  in 2001, formerly International
                                                                                  Portfolio Manager of
                                                                                  Batterymarch Financial
                                                                                  Management, Inc. from
                                                                                  2000 to 2001, prior thereto
                                                                                  held various positions at
                                                                                  the Prudential Insurance
                                                                                  Company of America.

Robert G. Morris         Executive Vice          Elected in 2000                  Partner and Director of
(11/06/1944)             President                                                Equity Investments, joined
                                                                                  Lord Abbett in 1991.

Joan A. Binstock         Vice President          Elected in 2000                  Partner and Chief
(3/4/1954)                                                                        Operations Officer, joined
                                                                                  Lord Abbett in
                                                                                  1999, prior
                                                                                  thereto Chief
                                                                                  Operating Officer
                                                                                  of Morgan
                                                                                  Grenfell.

Daniel E. Carper         Vice President          Elected in 1988                  Partner, joined Lord Abbett
(1/22/1952)                                                                       in 1979.

Paul A. Hilstad          Vice President          Elected in 1995                  Partner and General
(12/13/1942)             and Secretary                                            Counsel, joined Lord
                                                                                  Abbett in 1995.

Lawrence H. Kaplan       Vice President and      Elected in 1998                  Partner and Deputy
(1/16/1957)              Assistant Secretary                                      General Counsel,
                                                                                  joined Lord Abbett in 1997,
                                                                                  prior thereto Vice President
                                                                                  and Chief Counsel of
                                                                                  Salomon Brothers
                                                                                  Asset Management Inc.

Jerald Lanzotti          Vice President          Elected in 1997                  Fixed Income Investment
(6/12/1967)                                                                       Manager, joined Lord
                                                                                  Abbett in 1996.

NAME AND                 CURRENT POSITION         LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)            WITH COMPANY          OF CURRENT POSITION              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
A. Edward Oberhaus, III  Vice President          Elected in 1997                  Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

Tracie E. Richter        Vice President          Elected in 2000                  Director of Operations and
(1/12/1968)                                                                       Fund Accounting, joined
                                                                                  Lord Abbett in
                                                                                  1999, formerly
                                                                                  Vice President -
                                                                                  Head of Fund
                                                                                  Administration of
                                                                                  Morgan Grenfell
                                                                                  from 1998 to 1999,
                                                                                  prior thereto Vice
                                                                                  President of
                                                                                  Bankers Trust.

Christina T. Simmons     Vice President and      Elected in 2001                  Assistant General Counsel,
(11/12/1957)             Assistant Secretary                                      joined Lord Abbett in 1999,
                                                                                  formerly Assistant
                                                                                  General Counsel of
                                                                                  Prudential
                                                                                  Investments from
                                                                                  1998 to 1999,
                                                                                  prior thereto
                                                                                  Counsel of
                                                                                  Drinker, Biddle &
                                                                                  Reath LLP, a law
                                                                                  firm.

Francie W. Tai           Treasurer               Elected in 2001                  Director of Fund
(6/11/1965)                                                                       Administration, joined Lord
                                                                                  Abbett in 2000,
                                                                                  formerly Manager
                                                                                  of Goldman Sachs
                                                                                  from 1997 to 2000,
                                                                                  prior thereto
                                                                                  Assistant Vice
                                                                                  President of
                                                                                  Bankers Trust.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI) which contains further information about the Funds' Directors. It is available free upon request.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
LORD ABBETT GLOBAL FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Global Fund, Inc. - Equity Series and Income Series (the "Funds") as of December 31, 2001, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Lord Abbett Global Fund, Inc. - Equity Series and Income Series, as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


NEW YORK, NEW YORK
FEBRUARY 25, 2002

                                                                      PRSRT STD
LORD ABBETT [LORD ABBETT LOGO]                                      U.S. POSTAGE
                                                                        PAID
                                                                     PERMIT 552
                                                                  HACKENSACK, NJ







       This report when not used for the
     general information of shareholders of
    the Funds, is to be distributed only if
      preceded or accompanied by a current
    Fund Prospectus.
Lord Abbett Mutual Fund shares are distributed by:
           LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973

                                       Lord Abbett Global Fund, Inc.
                                                Equity Series
                                                Income Series        LAGF-2-1201
                                                                 (2/02)